UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-09781

PFS Funds
(Exact name of registrant as specified in charter)

1939 Friendship Drive, Suite C, El Cajon, CA 92020
(Address of principal executive offices) (Zip code)

CT Corporation System
155 Federal St., Suite 700, Boston, MA 02110
(Name and address of agent for service)

Registrant's telephone number, including area code: (619) 588-9700

Date of fiscal year end: November 30

Date of reporting period: November 30, 2024

1. Reports to Stockholders.

Christopher Weil & Company Core Investment Fund

TICKER: CWCFX

Annual Shareholder Report

November 30, 2024

This annual shareholder report contains important information about Christopher Weil & Company Core Investment Fund ("Fund") for the period of December 1, 2023 to November 30, 2024. You can find additional information about the Fund at www.cweil.com/cwcfx. You can also request this information by contacting us at 1-888-550-9266.

This report describes changes to the Fund that occurred during the reporting period.
What were the Fund costs for the last year?
(based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 Investment	Costs Paid as a Percentage of a $10,000 Investment
Christopher Weil & Company Core Investment Fund	$121	1.09%
Management's Discussion of Fund Performance

During the above dates, Berkshire Hathaway Inc Class B contributed 2.58% to the Fund and had the largest positive impact. Berkshire's investment in Apple, the fact that it reduced its share count materially, and continued economic strength filtering down to its many operating companies lead to this outperformance. United Therapeutics Corporation contributed 2.31% to the Fund and had the second largest positive impact. Over the course of the year, market participants realized the position that United Therapeutics maintained in their lines of business was still that of market leader. That occurred precisely at a time where new markets and products were showing demonstrable and durable growth for them. Lastly, Paypal Holdings contributed 1.43% and had the third largest positive impact. We started allocating capital to Paypal at a time when the stock was severely out of favor, but had, what we deemed, very strong products with decent moats. This year's strong performance was due to these products largely getting a refresh, which we believe has entered the stock into the early innings of a turnaround.

During the above stated dates, Pinterest Inc. contributed a -0.88% return to the Fund. We believe the general reason for Pinterest stock becoming cheaper has mostly been due to the fact that large cap leaders in their space have been given the benefit of the doubt, while anyone that isn't growing at the same rate that hasn't completely demonstrated their staying power, has been suffering. Pinterest's clients don't get as many "eyeballs" as Facebook or Instagram and even though Pinterest is growing, we think that was largely its biggest headwind. Cleveland Cliffs has suffered for many reasons. First and foremost iron ore prices have not held up to the degree that we thought they would and that has been a massive headwind. They've also suffered to a larger degree than other steel stocks as they are considerably more reliant on automotive stocks, where they may also be losing market share. WEX Inc. was the third largest detractor during the time period as their growth rates have moderated more than some of their competitors.

How did the Fund perform over last 10 years?

The Fund's past performance is not a good predictor of the Fund's future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Average Annual Total Returns
	One Year	Five Years	Ten Years
Christopher Weil & Company Core Investment Fund	22.33%	14.02%	10.64%
S&P 500® Index	33.89%	15.77%	13.35%
Fund Statistics
Net Assets ($)	$70,618,399
Number of Portfolio Holdings	59
Portfolio Turnover Rate (%)	91%
Total Advisory Fees Paid ($)	$562,208

1

What did the Fund invest in?
Top Ten Holdings (as a % of net assets)

Goldman Sachs FS Government Fund Institutional	19.36%
Berkshire Hathaway Inc. - Class B	6.96%
United Therapeutics Corporation	5.38%
Alphabet Inc. - Class A	4.60%
PayPal Holdings, Inc.	4.46%
Markel Group Inc.	4.19%
Veralto Corporation	3.21%
Brookfield Renewable Corporation - Class A (Canada)	3.05%
RB Global, Inc.	2.61%
Uber Technologies, Inc.	2.50%
Sectors (% of net assets)

*	Net Cash represents cash equivalents and liabilities in excess of other assets.

Availability of Additional Information about the Fund

Additional information is available at www.cweil.com/cwcfx, including its:

  Prospectus

  Holdings

  Fund Commentary

  Financial Information

  Proxy Voting information

Important Notice Regarding Delivery of Shareholder Documents

In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports, and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send you only one copy of these materials for as long as you remain a shareholder of the Fund. If you would like to receive individual mailings, please call 1-888-550-9266 and we will begin sending you separate copies of these materials within 30 days after we receive your request.

Material Fund Changes

The Board of Trustees of the PFS Funds approved a Plan of Liquidation (the "Plan") relating to the Fund, effective December 5, 2024. In accordance with the Plan, the Fund liquidated on December 23, 2024. Any remaining shareholders as of the date of liquidation received a distribution of their remaining investment value in full liquidation of the Fund.

2

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and the principal financial officer. The registrant has not made any amendments to its code of ethics during the covered period. The registrant has not granted any waivers from any provisions of the code of ethics during the covered period. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that John W. Czechowicz is an audit comittee financial expert. Mr. Czechowicz is independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a-d) The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant to the registrant. The principal accountant has provided no services to the adviser or any entity controlled by, or under common control with the adviser that provides ongoing services to the registrant.

	FYE 11/30/2024	FYE 11/30/2023
Audit Fees	$13,750	$13,750
Audit-Related Fees	$0	$0
Tax Fees	$5,000	$5,000
All Other Fees	$750	$750

Nature of Tax Fees: preparation of Excise Tax Statement and 1120 RIC.
All Other Fees: Review of Semi-Annual Financials.

(e) (1) The audit committee approves all audit and non-audit related services and, therefore, has not adopted preapproval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e) (2) None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g) The following table indicates the aggregate non-audit fees billed by the registrant’s principal accountant for services to the registrant, the registrant’s investment adviser (not sub-adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, for the last two years.

Non-Audit Fees		FYE 11/30/2024	FYE 11/30/2023
Registrant		$5,750	$5,750
Registrant’s Investment Adviser		$0	$0

(h) The principal accountant provided no services to the investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Companies.

Not applicable.

Item 6. Investments.

Christopher Weil & Company Core Investment Fund
		Schedule of Investments
		November 30, 2024

Shares			Fair Value	% of Net Assets

COMMON STOCKS

COMMUNICATIONS

Services - Computer Programming, Data Processing, Etc.
19,235	Alphabet Inc. - Class A		$ 3,249,753
4,013	Baidu, Inc. - Class A * **		341,306
912	Meta Platforms, Inc. - Class A		523,780
48,393	Pinterest, Inc. - Class A *		1,467,276
			5,582,115

Services - Prepackaged Software
5,423	Roblox Corporation - Class A *		271,855

Total for Communications			5,853,970	8.29%

CONSUMER DISCRETIONARY

Cable & Other Pay Television Services
13,485	The Walt Disney Co.		1,584,083

Retail - Eating & Drinking Places
5,100	Starbucks Corporation		522,546

Services - Advertising Agencies
36,129	Groupon, Inc. *		338,890

Services - Educational Services
15,000	Lincoln Educational Services Corporation *		246,450
15,153	Universal Technical Institute, Inc. *		392,008
			638,458

Total for Consumer Discretionary			3,083,977	4.37%

ENERGY

Crude Petroleum & Natural Gas
17,780	Occidental Petroleum Corporation		899,312

Total for Energy			899,312	1.27%

FINANCIALS

Fire, Marine & Casualty Insurance
10,170	Berkshire Hathaway Inc. - Class B *		4,912,313
1,660	Markel Group Inc. *		2,959,647
			7,871,960

Investment Advice
4,984	Houlihan Lokey, Inc. - Class A		942,425

Security Brokers, Dealers & Flotation Companies
228	Blackrock Inc.		233,198

Services - Business Services, NEC
36,259	PayPal Holdings, Inc. *		3,146,193
6,831	WEX Inc. *		1,288,736
			4,434,929

Total for Financials			13,482,512	19.09%

HEALTH CARE

Hospital & Medical Service Plans
394	UnitedHeath Group Incorporated		240,419

Industrial Instruments For Measurement, Display, and Control
1,544	Danaher Corporation		370,081

Pharmaceutical Preparations
343	Eli Lilly and Company		272,805
10,257	United Therapeutics Corporation *		3,800,116
			4,072,921

Services - Medical Laboratories
27,052	GRAIL, Inc. *		473,410

Total for Health Care			5,156,831	7.30%

INDUSTRIALS

Farm Machinery & Equipment
2,601	Deere & Company		1,211,806

Heavy Construction Other Than Building Construction - Contractors
22,277	Fluor Corporation *		1,250,408

Instruments for Measuring & Testing of Electricity & Electric Signals
20,943	Veralto Corporation		2,265,823

Laboratory Analytical Instruments
1,812	Illumina, Inc. *		261,200

Services - Business Services, NEC
18,827	RB Global, Inc. (Canada)		1,840,527
24,557	Uber Technologies, Inc. *		1,767,122
			3,607,649

Services - Equipment Rental & Leasing, NEC
697	United Rentals, Inc.		603,602

Services - Miscellaneous Equipment Rental & Leasing
8,869	WillScot Holdings Corporation - Class A *		339,151

Wholesale - Hardware & Plumbing & Heating Equipment & Supplies
3,291	Ferguson Enterprises Inc.		710,626

Total for Industrials			10,250,265	14.52%

INFORMATION TECHNOLOGY

Measuring & Controlling Devices, NEC
18,756	Trimble Inc. *		1,368,625

Semiconductors & Related Devices
20,000	SolarEdge Technologies, Inc. *		316,000
41,976	Ultra Clean Holdings, Inc. *		1,613,138
			1,929,138

Services - Business Services, NEC
1,000	Accenture plc - Class A (Ireland)		362,370

Services - Prepackaged Software
9,164	Box, Inc. - Class A *		321,565
13,801	Dropbox, Inc. - Class A *		381,736
7,664	PTC Inc. *		1,533,260
1,800	Salesforce, Inc.		593,982
			2,830,543

Special Industry Machinery, NEC
300	ASML Holding N.V. **		205,983

Total for Information Technology			6,696,659	9.48%

MATERIALS

Agricultural Chemicals
3,620	CF Industries Holdings, Inc.		324,569

Converted Paper & Paperboard Prods (No Containers/Boxes)
18,000	Ranpak Holdings Corp. - Class A *		140,220

Metal Mining
24,063	Cleveland-Cliffs Inc. *		299,584
12,308	Freeport-McMoRan Inc.		544,014
			843,598

Steel Works, Blast Furnaces & Rolling Mills (Coke Ovens)
7,298	Commercial Metals Company		450,214
3,013	Nucor Corporation		466,081
			916,295

Total for Materials			2,224,682	3.15%

REAL ESTATE

Services - Business Services, NEC
2,500	CoStar Group, Inc. *		203,350

Total for Real Estate			203,350	0.29%

UTILITIES

Electric Services
15,417	Brookfield Renewable Corporation - Class A (Canada)		492,111

Natural Gas Transmission & Distribution
48,023	Brookfield Infrastructure Corporation - Class A (Canada)		2,155,752

Total for Utilities			2,647,863	3.75%

Total for Common Stocks (Cost $35,247,960)			50,499,421	71.51%

EXCHANGE TRADED FUNDS
Equity
7,251	Invesco Water Resources ETF		520,332
28,617	iShares Core MSCI Emerging Markets ETF		1,554,189
17,000	iShares Emerging Markets Equity Factor ETF		802,910
26,240	iShares MSCI Brazil ETF		669,645
10,000	iShares MSCI Japan ETF		696,900
35,675	VanEck Gold Miners ETF		1,343,520
Total for Exchange Traded Funds (Cost - $4,900,036)			5,587,496	7.91%

MONEY MARKET FUNDS
13,668,212	Goldman Sachs FS Government Fund Institutional Class 4.49% ***		13,668,212	19.36%
Total for Money Market Funds (Cost $13,668,212)

REAL ESTATE INVESTMENT TRUSTS
19,855	American Assets Trust, Inc.		564,676
Total for Real Estate Investment Trusts (Cost - $401,966)			564,676	0.80%

CALL/PUT OPTIONS PURCHASED		Notional
Expiration Date/Exercise Price	Contracts	Amount	Fair Value	% of Net Assets

Call Options Purchased
iShares Core S&P Small-Cap ETF *
January 17, 2025 Call @ $115.00	300	$ 3,795,900	363,000

Put Options Purchased
NVIDIA Corporation *
December 20, 2024 Puts @ $110.00	125	$ 1,728,125	2,000

Total for Options Purchased (Premiums Paid - $124,387)		$ 5,524,025	365,000	0.51%

Total Investment Securities			70,684,805	100.09%
	(Cost $54,342,561)

Liabilities in Excess of Other Assets			(66,406)	-0.09%

Net Assets			$ 70,618,399	100.00%

* Non-Income Producing Securities.
** ADR - American Depositary Receipt.
*** The Yield Rate shown represents the 7-day yield at November 30, 2024.
The accompanying notes are an integral part of these financial statements.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Christopher Weil & Company Core Investment Fund

Statement of Assets and Liabilities
November 30, 2024

Assets:
Investment Securities at Fair Value	$ 70,684,805
(Cost $54,342,561)
Dividends Receivable	68,961
Total Assets	70,753,766
Liabilities:
Payable Due to Custodian	72,700
Payable for Management Fees	42,679
Payable for Services Fees	19,988
Total Liabilities	135,367
Net Assets	$ 70,618,399
Net Assets Consist of:
Paid In Capital	$ 46,582,386
Total Distributable Earnings (Accumulated Losses)	24,036,013
Net Assets, for 3,755,292 Shares Outstanding	$ 70,618,399
(Unlimited number of shares authorized without par value)

Net Asset Value, Redemption Price and Offering Price	$ 18.81
Per Share ($70,618,399/3,755,292 shares)

Statement of Operations
For the fiscal year ended November 30, 2024

Investment Income:
Dividends from Unaffiliated Investments (Net of Foreign Withholding Taxes of $13,520)	$ 1,065,869
Dividends from Affiliated Investments	3,104
Total Investment Income	1,068,973
Expenses:
Management Fees	562,208
Services Fees	254,921
Net Expenses	817,129

Net Investment Income (Loss)	251,844

Net Realized and Unrealized Gain (Loss) on Investments, Options Purchased and Options Written:
Net Realized Gain (Loss) on Unaffiliated Investments	9,307,121
Net Realized Gain (Loss) on Affiliated Investments	328,865
Net Realized Gain (Loss) on Options Purchased	57,835
Net Realized Gain (Loss) on Options Written	(43,911)
Net Change in Unrealized Appreciation (Depreciation) on Unaffiliated Investments	4,703,554
Net Change in Unrealized Appreciation (Depreciation) on Affiliated Investments	-
Net Change in Unrealized Appreciation (Depreciation) on Options Purchased	255,315
Net Realized and Unrealized Gain (Loss) on Investments,Options Purchased
and Options Written	14,608,779

Net Increase (Decrease) in Net Assets from Operations	$ 14,860,623

The accompanying notes are an integral part of these financial statements.

Christopher Weil & Company Core Investment Fund

Statements of Changes in Net Assets

	12/1/2023	12/1/2022
	to	to
	11/30/2024	11/30/2023
From Operations:
Net Investment Income (Loss)	$ 251,844	$ 182,041
Net Realized Gain (Loss) on Investments, Options Purchased
and Options Written	9,649,910	1,241,176
Net Change in Unrealized Appreciation (Depreciation) on
Investments, Options Purchased and Options Written	4,958,869	(3,222,542)
Net Increase (Decrease) in Net Assets from Operations	14,860,623	(1,799,325)

From Distributions to Shareholders:	(1,005,220)	(3,144,961)

From Capital Share Transactions:
Proceeds From Sale of Shares	7,266,292	13,197,653
Shares Issued on Reinvestment of Dividends	1,005,219	3,144,817
Cost of Shares Redeemed	(25,561,453)	(25,222,467)
Net Increase (Decrease) from Shareholder Activity	(17,289,942)	(8,879,997)

Net Increase (Decrease) in Net Assets	(3,434,539)	(13,824,283)

Net Assets at Beginning of Year	74,052,938	87,877,221

Net Assets at End of Year	$ 70,618,399	$ 74,052,938

Share Transactions:
Issued	437,439	830,184
Reinvested	61,974	205,813
Redeemed	(1,497,633)	(1,647,916)
Net Increase (Decrease) in Shares	(998,220)	(611,919)
Shares Outstanding Beginning of Year	4,753,512	5,365,431
Shares Outstanding End of Year	3,755,292	4,753,512

The accompanying notes are an integral part of these financial statements.

Christopher Weil & Company Core Investment Fund

Financial Highlights

Selected data for a share outstanding throughout each year:	12/1/2023	12/1/2022	12/1/2021	12/1/2020	12/1/2019
	to	to	to	to	to
	11/30/2024	11/30/2023	11/30/2022	11/30/2021	11/30/2020

Net Asset Value - Beginning of Year	$ 15.58	$ 16.38	$ 21.12	$ 16.79	$ 15.21
Net Investment Income (Loss) (a) (e)	0.06	0.03	(0.07)	(0.07)	0.01
Net Gains (Loss) on Investments (Realized and Unrealized)	3.39	(0.23)	(0.39)	5.48	3.27
Total from Investment Operations (b)	3.45	(0.20)	(0.46)	5.41	3.28

Distributions (From Net Investment Income)	(0.02)	-	-	(0.01)	(0.03)
Distributions (From Capital Gains)	(0.20)	(0.60)	(4.28)	(1.07)	(1.67)
Total Distributions	(0.22)	(0.60)	(4.28)	(1.08)	(1.70)
Proceeds from Redemption Fee (d)	-	-	-	-	-	+

Net Asset Value - End of Year	$ 18.81	$ 15.58	$ 16.38	$ 21.12	$ 16.79
Total Return (c)	22.33%	(1.12)%	(3.94)%	33.90%	23.86%

Ratios/Supplemental Data
Net Assets - End of Year (Thousands)	$ 70,618	$ 74,053	$ 87,877	$ 76,268	$ 57,334

Before Waiver
Ratio of Expenses to Average Net Assets (f)	1.09%	1.22%	1.50%	1.50%	1.50%
Ratio of Net Investment Income (Loss) to Average
Net Assets (e)	0.34%	0.07%	-0.84%	-0.76%	-0.26%
After Waiver
Ratio of Expenses to Average Net Assets (f)	1.09%	1.07%	1.09%	1.10%	1.18%
Ratio of Net Investment Income (Loss) to Average
Net Assets (e)	0.34%	0.21%	-0.43%	-0.36%	0.06%

Portfolio Turnover Rate	90.87%	77.68%	105.17%	66.34%	75.80%

+ Amount less than $0.005 per share.
(a) Per share amount calculated using the average shares method.
(b) Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value for the period, and may not reconcile with the aggregate gains and losses in the Statements of
Operations due to share transactions for the period.
(c) Total return represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.
(d) Prior to November 5, 2020, the Fund was subject to a redemption fee of 2% if redeemed within 90 days or less of purchase.
(e) Recognition of the net investment income/(loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment security holdings.
(f) These ratios exclude the impact of the expenses of the underlying investment securities holdings.
The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS
CHRISTOPHER WEIL & COMPANY CORE INVESTMENT FUND
November 30, 2024

1.) ORGANIZATION
Christopher Weil & Company Core Investment Fund (the “Fund”) was organized as a series of the PFS Funds (the “Trust”) on December 16, 2011. The Fund is non-diversified. The Trust was established under the laws of Massachusetts by an Agreement and Declaration of Trust dated January 13, 2000, which was amended and restated as of January 20, 2011. The Trust is registered as an open-end investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust may offer an unlimited number of shares of beneficial interest in a number of separate series, each series representing a distinct fund with its own investment objectives and policies. As of November 30, 2024, there were eleven series authorized by the Trust. The investment advisor to the Fund is Christopher Weil & Company, Inc. (the “Advisor”). The Fund commenced operations on December 21, 2011. The Fund’s investment objective is to seek long-term capital appreciation.

2.) SIGNIFICANT ACCOUNTING POLICIES
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund follows the significant accounting policies described in this section.

SECURITY VALUATION: All investments in securities are valued as described in Note 3. The Trust’s Board of Trustees (“Board”) has designated the Advisor as “Valuation Designee” pursuant to Rule 2a-5 under the 1940 Act.

SHARE VALUATION: The net asset value (the “NAV”) is generally calculated as of the close of trading on the New York Stock Exchange (“Exchange”) (normally 4:00 p.m. Eastern time) every day the Exchange is open. The NAV for the Fund is calculated by taking the total value of the Fund’s assets, subtracting its liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent. The offering price and redemption price per share are equal to the NAV per share.

OPTIONS: The purchase and writing of options requires additional skills and techniques beyond normal portfolio management, and involves certain risks. The purchase of options limits a fund’s potential loss to the amount of the premium paid and can afford a fund the opportunity to profit from favorable movements in the price of the underlying security to a greater extent than if the transaction were effected directly. When a fund writes an option, an amount equal to the premium received by the fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by a fund on the expiration date as realized gains on options written. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether a fund has realized a gain or a loss. If a written put option is exercised, the premium reduces the cost basis of the securities purchased by the fund. A fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

FEDERAL INCOME TAXES: The Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required. It is the Fund’s policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Code. This Internal Revenue Code requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Fund’s policy to distribute annually, after the end of the fiscal year, net realized capital gains.

The Fund recognizes the tax benefits of certain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years. The Fund identifies its major tax jurisdictions as U.S. Federal and State tax authorities; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the fiscal year ended November 30, 2024, the Fund did not incur any interest or penalties.

USE OF ESTIMATES: The financial statements are prepared in accordance with GAAP, which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

DISTRIBUTIONS TO SHAREHOLDERS: Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations or NAV per share of the Fund. The Fund may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividend paid deduction.

EXPENSES: Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual fund based on each fund’s relative net assets or another appropriate basis.

OTHER: The Fund records security transactions based on a trade date for financial statement purposes. Dividend income is recognized on the ex-dividend date, and interest income, if any, is recognized on an accrual basis. Discounts and premiums on fixed income securities are accreted or amortized over the life of the respective securities using the effective interest method. The Fund uses the specific identification method in computing gain or loss on the sale of investment securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

The Fund may invest in real estate investment trusts (“REITs”) that pay distributions to their shareholders based on available funds from operations. It is common for these distributions to exceed the REITs’ taxable earnings and profits resulting in the excess portion of such distribution to be designated as return of capital. Distributions received from REITs are generally recorded as dividend income and, if necessary, are reclassified annually in accordance with tax information provided by the underlying REITs. Additionally, the Fund may hold investments in master limited partnerships (“MLPs”). It is common for distributions from MLPs to exceed taxable earnings and profits resulting in the excess portion of such dividends to be designated as return of capital. Annually, income or loss from MLPs is reclassified upon receipt of the MLPs K-1. For financial reporting purposes, management does not estimate the tax character of MLP distributions for which actual information has not been reported.

3.) SECURITY VALUATIONS
The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the assets or liabilities, and would be based on the best information available. The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

VALUATION OF FUND ASSETS
A description of the valuation techniques applied to the Fund’s major categories of assets measured at fair value on a recurring basis follows:

Equity securities (common stocks, including ADRs, exchange traded funds and REITs). Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Valuation Designee believes such prices accurately reflect the fair value of such securities. Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price. Generally, if the security is traded in an active market and is valued at the last sale price, the security is categorized as a level 1 security, and if an equity security is valued by the pricing service at its last bid, it is generally categorized as a level 2 security. When market quotations are not readily available, when the Valuation Designee determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted securities are being valued, such securities are valued as determined in good faith by the Valuation Designee, subject to review of the Board and are categorized in level 2 or level 3, when appropriate.

Money market funds. Money market funds are valued at NAV provided by the fund and are classified in level 1 of the fair value hierarchy.

Derivatives. Listed derivatives, including purchased options and written options, that are actively traded, are valued based on quoted prices from the primary exchange on which the option trades and are typically categorized as level 1. Lacking a last sale price, a derivative held long is generally valued by the pricing service at its last bid price and a derivative held short is generally valued by the pricing service at its last ask price. If there is not a bid or ask price on the primary exchange on which the option trades, the option will be valued at fair value as determined under the fair value pricing procedures below. When such bid or ask prices are used for valuation or when the security is not actively traded, those securities are generally categorized in level 2 of the fair value hierarchy.

In accordance with the Trust’s good faith pricing guidelines, the Valuation Designee is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. There is no standard procedure for determining fair value, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Valuation Designee would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. The Board maintains responsibilities for the fair value determinations under Rule 2a-5 under the 1940 Act and oversees the Valuation Designee.

The following table summarizes the inputs used to value the Fund’s assets measured at fair value as of November 30, 2024:

Valuation Input of Assets		Level 1	Level 2	Level 3	Total
Common Stocks (including ADRs)		$ 50,499,421	$ -	$ -	$50,499,421
Exchange Traded Funds		5,587,496	-	-	5,587,496
Money Market Funds		13,668,212	-	-	13,668,212
Real Estate Investment Trusts		564,676	-	-	564,676
Options Purchased		365,000	-	-	365,000
Total		$ 70,684,805	$ -	$ -	$70,684,805

The Fund did not hold any Level 2 or Level 3 assets during the fiscal year ended November 30, 2024.

4.) INVESTMENT ADVISORY AGREEMENTS AND SERVICES AGREEMENTS
The Fund has an investment advisory agreement (the “Management Agreement”) with the Advisor. Under the Management Agreement, the Advisor, at its own expense and without reimbursement from the Fund, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the assets of the Fund. For its services the Advisor receives a Management Fee equal to 0.75% of the average daily net assets of the Fund.

As a result of the above calculation, for the fiscal year ended November 30, 2024, the Advisor earned management fees totaling $562,208. At November 30, 2024, the Fund owed $42,679 to the Advisor.

Additionally, the Fund has a Services Agreement with the Advisor (the “Services Agreement”). Under the Services Agreement the Advisor receives an additional fee of 0.50% of the average daily net assets of the Fund up to $35 million and .20% of the Funds average daily net assets greater than $35 million and is obligated to pay the operating expenses of the Fund excluding, as applicable, management fees and sub-advisory fees, brokerage fees and commissions, 12b-1 fees, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), ADR fees, the cost of acquired funds and extraordinary expenses.

For the fiscal year ended November 30, 2024, the Advisor earned services fees of $254,921. At November 30, 2024, the Fund owed the Advisor services fees of $19,988.

5.) OPTION TRANSACTIONS
For the fiscal year ended November 30, 2024, the total amount of options written, as presented in the table below, is representative of the volume of activity for these derivative types during the period:

		Number of		Premiums
		Contracts		Received
Options Outstanding at November 30, 2023		0		$0
Options Written		358		205,078
Options Terminated in Purchase Transactions		(358)		(205,078)
Options Expired		0		0
Options Exercised		0		0
Options Outstanding at November 30, 2024		0		$0

For the fiscal year ended November 30, 2024, the total amount of options purchased, as presented in the table below, is representative of the volume of activity for these derivative types during the period:

		Number of		Premiums
		Contracts		Paid
Options Outstanding at November 30, 2023		600		$26,702
Options Purchased		1,005		254,900
Options Terminated in Sale Transactions		(550)		(113,646)
Options Expired		(630)		(43,569)
Options Exercised		0		0
Options Outstanding at November 30, 2024		425		$124,387

The locations on the Statement of Assets and Liabilities of the Fund’s derivative positions, which are not accounted for as hedging instruments under GAAP, are as follows:

	Asset		Liability
	Derivatives		Derivatives
Options Purchased:		Options Written
Included In Investment	$365,000	at Fair Value	$0
Securities at Fair Value

Realized and unrealized gains and losses on derivatives contracts entered into during the fiscal year ended November 30, 2024, by the Fund are recorded in the following locations in the Statement of Operations:

Equity Contracts	Location	Realized Gain/(Loss)	Location		Unrealized Gain/(Loss)
Options Purchased	Net Realized Gain (Loss) on Options Purchased	$57,835	Net Change in Unrealized Appreciation (Depreciation) on Options Purchased		$255,315
Options Written	Net Realized Gain (Loss) on Options Written	($43,911)	Net Change in Unrealized Appreciation (Depreciation) on Options Written		$0

The Fund engages in option transactions involving individual securities and stock indexes. An option involves either: (a) the right or the obligation to buy or sell a specific instrument at a specific price until the expiration date of the option; or (b) the right to receive payments or the obligation to make payments representing the difference between the closing price of a stock index and the exercise price of the option expressed in dollars times a specified multiple until the expiration date of the option. The Fund may purchase and write options. Options are sold (written) on securities and stock indexes. The purchaser of an option on a security pays the seller (the writer) a premium for the right granted but is not obligated to buy or sell the underlying security. The purchaser of an option on a stock index pays the seller a premium for the right granted, and in return the seller of such an option is obligated to make the payment. A writer of an option may terminate the obligation prior to expiration of the option by making an offsetting purchase of an identical option. Options are traded on organized exchanges and in the over-the-counter market. To cover the potential obligations involved in writing options, a Fund will either: (a) own the underlying security, or in the case of an option on a market index, will hold a portfolio of stocks substantially replicating the movement of the index; or (b) the Fund will segregate with the custodian high grade liquid assets sufficient to purchase the underlying security or equal to the market value of the stock index option, marked to market daily.

The purchase of options limits a Fund’s potential loss to the amount of the premium paid and can afford the Fund the opportunity to profit from favorable movements in the price of an underlying security to a greater extent than if transactions were effected in the security directly. However, the purchase of an option could result in the Fund losing a greater percentage of its investment than if the transaction were effected directly. When the Fund writes a call option, it will receive a premium, but it will give up the opportunity to profit from a price increase in the underlying security above the exercise price as long as its obligation as a writer continues, and it will retain the risk of loss should the price of the security decline. When the Fund writes a put option, it will assume the risk that the price of the underlying security or instrument will fall below the exercise price, in which case the Fund may be required to purchase the security or instrument at a higher price than the market price of the security or instrument. In addition, there can be no assurance that the Fund can effect a closing transaction on a particular option it has written. Further, the total premium paid for any option may be lost if the Fund does not exercise the option.

The Fund engages in option transactions involving securities and stock indices in order to gain exposure to particular securities or markets, in connection with hedging transactions, or to try to enhance returns. Options require additional skills and techniques beyond normal portfolio management. The Fund’s use of options involves risk that such instruments may not work as intended due to unanticipated developments, especially in abnormal market conditions, or if the Advisor makes an error in judgment, or other causes. The use of options may magnify the increase or decrease in the performance of the Fund, and may also subject the Fund to higher price volatility.

The premiums paid for the options represent the cost of the investment. The Fund recognizes a realized gain or loss when the option is sold or expires. Option holdings within the Fund, which may include put options and call options, are subject to loss of value with the passage of time, and may experience a total loss of value upon expiration. With options, there is minimal counterparty risk to the Fund since they are exchange traded.

During the fiscal year ended November 30, 2024, the Fund was not subject to any master netting arrangements.

6.) RELATED PARTY TRANSACTIONS
Certain officers and a Trustee of the Trust are also officers of Premier Fund Solutions (the “Administrator”). These individuals receive benefits from the Administrator resulting from administration fees paid to the Administrator of the Fund by the Advisor.

The Trustees who are not interested persons of the Fund were each paid $1,500, for a total of $6,000, in Trustees’ fees for the fiscal year ended November 30, 2024, by the Advisor.

The Chief Compliance Officer ("CCO") of the Fund was paid $6,108, in CCO fees for the fiscal year ended November 30, 2024, by the Advisor.

7.) INVESTMENTS
For the fiscal year ended November 30, 2024, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $59,486,811 and $78,692,364, respectively.

8.) CONTROL OWNERSHIP
The beneficial ownership, either directly or indirectly, of more than 25% of the voting shares of a fund creates a presumption of control of the fund, under section 2(a)(9) of the 1940 Act. At November 30, 2024, National Financial Services, LLC, located at 200 Liberty Street, New York, New York 10281, held for the benefit of its customers, in aggregate, 92.31% of Fund shares. The Trust does not know whether any underlying accounts of National Financial Services, LLC, owned or controlled 25% or more of the voting securities of the Fund.

9.) TAX MATTERS
For Federal income tax purposes, the cost of investments owned at November 30, 2024, was $54,518,752. At November 30, 2024, the composition of gross unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) of investment securities (including open positions in options purchased) on a tax basis was as follows:

Appreciation		Depreciation		Net Appreciation (Depreciation)
$17,119,201		(953,147)		$16,166,054

The tax character of distributions was as follows:

		Fiscal Year Ended		Fiscal Year Ended
		November 30, 2024		November 30, 2023
Ordinary Income		$ 83,620		$ -
Long-Term Capital Gain		921,600		3,144,961
		$ 1,005,220		$ 3,144,961

Subsequent to November 30, 2024, the Fund paid a distribution of $0.878645 per share from ordinary income and a distribution of $6.022885 per share from long-term capital gains on December 13, 2024 to the shareholders of record on December 12, 2024.

As of November 30, 2024, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Accumulated Undistributed Ordinary Income			$ 170,005
Other Accumulated Losses			(115,893)
Accumulated Undistributed Realized Gains			7,815,847
Unrealized Appreciation on Investments - Net			16,166,054
			$ 24,036,013

As of November 30, 2024, the primary differences between book basis and tax basis unrealized appreciation are attributable to the tax deferral of losses on wash sales. As of November 30, 2024, other accumulated losses are attributable to losses on straddles from options of $115,893.

For the tax year ended November 30, 2024, the following permanent adjustment was recorded. The adjustment was primarily attributed to the use of equalization for tax purposes:

Paid in Capital		$1,503,186
Total Distributable Earnings		($1,503,186)

10.) AFFILIATED ISSUER TRANSCTIONS
When a Fund holds more than 5% of the outstanding shares of an investment, that investment is consider to be an affiliated investment of the Fund. During the fiscal year ended November 30, 2024, the Fund had the following transactions with affiliated companies:

		TCW Transform
		Supply Chain ETF
Value as of November 30, 2023		$ -
Purchases		2,770,558
Sales		(3,099,423)
Change in Unrealized Gain (Loss)		-
Realized Gain (Loss)		328,865
Value as of November 30, 2024		$ -

Shares Balance as of November 30, 2024		-
Dividends		$ 3,104
Capital Gain Distributions		$ -

11.) SUBSEQUENT EVENTS
Effective December 5, 2024, the Board has approved a Plan of Liquidation (the “Plan”) relating to the Fund. In accordance with the Plan, the Fund liquidated on December 23, 2024. Any remaining shareholders as of the date of liquidation received a distribution of their remaining investment value in full liquidation of the Fund.

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that except for the December 13, 2024 distributions reported in Note 9 and the execution of the Plan of Liquidation reported above, there were no other events requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Christopher Weil & Company Core Investment Fund and
Board of Trustees of PFS Funds

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Christopher Weil & Company Core Investment Fund (the “Fund”), a series of PFS Funds, as of November 30, 2024, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2024, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2024, by correspondence with the custodian and broker. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

Emphasis of a Matter

As described in Note 11 to the financial statements, on December 5, 2024, the Board of Trustees approved a Plan of Liquidation (the “Plan”) relating to the Fund. In accordance with the Plan, the Fund liquidated on December 23, 2024. Our opinion is not modified with respect to this matter.

We have served as the Fund’s auditor since 2012.

/s/ Cohen & Company, Ltd.
COHEN & COMPANY, LTD.
Milwaukee, Wisconsin
January 27, 2025

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

None.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

See Item 7.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Trustees.

Item 16. Controls and Procedures.

(a) The registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 19. Exhibits.

(a)(1) Code of Ethics. Filed herewith.

(a)(2) Not applicable.

(a)(3) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PFS Funds

By: /s/ James Craft
James Craft
President

Date: 1/30/2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ James Craft
James Craft
President (Principal Executive Officer)

Date: 1/30/2025

By: /s/ Jeffrey R. Provence
Jeffrey R. Provence
Chief Financial Officer (Principal Financial Officer)

Date: 1/30/2025